Exhibit 32.2



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 of AXA Financial, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Dziadzio, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Richard S. Dziadzio
                                              -----------------------
                                              Richard S. Dziadzio
                                              Executive Vice President and
                                              Chief Financial Officer
         Date: May 11, 2009